UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/05-10/31/06

ITEM 1.	REPORT TO STOCKHOLDERS.

THE THOMAS WHITE FUNDS

Capturing Value Worldwide*

The recent globalization of capital markets has stimulated healthy growth in developed countries and sharp improvements in many emerging market economies, including China, India, Eastern Europe and Brazil.

Significantly, the unprecedented adoption of free market-oriented policies by governments worldwide, suggests the possibility of a secular expansion that would benefit all global citizens.

The advisor of the Thomas White Funds searches for attractive investment opportunities among the growing number of domestic and international publicly-traded companies.

Thomas White fully recognizes the inherent risk in equity investing and attempts to moderate the volatility of its Funds by holding a large number of undervalued securities that are diversified across all major industries.

In the International fund, it attempts to moderate currency and political risk by stressing undervalued stocks and having investments in most of the 49 countries covered by the advisors security analysts.

Investing in Companies around the Globe since 1994

CONTENTS

THE FUNDS PRESIDENT AND PORTFOLIO MANAGER 1

MESSAGE TO SHAREHOLDERS 2

MANAGER COMMENTS, PERFORMANCE AND SCHEDULE OF INVESTMENTS: 7

THOMAS WHITE AMERICAN OPPORTUNITIES FUND 7

THOMAS WHITE INTERNATIONAL FUND 14

STATEMENTS OF ASSETS AND LIABILITIES 23

STATEMENTS OF OPERATIONS 24

STATEMENTS OF CHANGES IN NET ASSETS 25

NOTES TO FINANCIAL STATEMENTS 26

TAX INFORMATION 32

FINANCIAL HIGHLIGHTS 33

DISCLOSURE OF FUND EXPENSES 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 37

THOMAS S. WHITE, JR.

The Funds President and Portfolio Manager

Thomas White is the Funds President and Portfolio Manager. He has 40 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firms US value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly publications and weekly research reports covering 4,000 companies in 48 countries. This research is purchased by major asset management firms and broker/dealers worldwide.

www.thomaswhitefunds.com

Message to Shareholders

December 20, 2006

Dear Shareholders and Friends,

We have been blessed with another year of strong stock market performance and significant growth in the number of new shareholders. My colleagues and I take the responsibility of managing your investments with us quite seriously. We work hard to earn your support and the confidence of your financial advisor. In the twelve years since initiating mutual fund management at Thomas White International Ltd., shareholders have enjoyed solid investment performance; in spite of the disruptive 2000-2002 bear market.

The 2007-2008 Global Business Outlook

Overcoming the challenge of rising oil prices, the global economy has enjoyed an above average 5% annual growth rate over the last three years with only a modest increase in inflation.

			Developed Markets			Emerging Markets
		World	USA	Europe	Asia	China	India	Brazil	Russia
Weight in World (%)	2001-2005*	100%	22.7%	22.4%	10.6%	15.5%	6.3%	2.9%	1.0%
Weight in World Rank	Rank	-	#1	-	-	#2	#4	#9	#17

GDP	2006	4.9%	3.3%	2.7%	3.1%	10.4%	8.3%	2.8%	6.4%
Growth	2007	4.1%	2.3%	2.2%	2.2%	9.0%	7.3%	3.0%	6.0%
(Annual Rate)	2008	4.5%	3.0%	2.1%	2.6%	9.5%	8.0%	3.5%	5.5%

Inflation	2006	3.1%	3.2%	2.1%	1.0%	2.5%	5.5%	3.0%	10.0%
Rate	2007	2.7%	2.0%	2.1%	1.0%	1.5%	6.1%	4.0%	9.8%
(Annual Rate)	2008	2.8%	2.5%	1.8%	1.2%	2.0%	6.0%	4.5%	9.5%

Government	2006	-	-3.0%	-2.0%	-3.5%	-2.1%	-7.5%	-3.0%	7.5%
Surplus/Deficit	2007	-	-3.5%	-1.6%	-3.0%	-2.3%	-7.0%	-2.0%	6.0%
(% of GDP)	2008	-	-3.2%	-1.4%	-2.7%	-2.6%	-7.0%	-2.0%	4.5%

Import Export	2006	-	-6.6%	-0.3%	3.5%	9.5%	-1.9%	1.4%	10.9%
Surplus/Deficit	2007	-	-6.2%	0.1%	3.4%	6.0%	-1.3%	0.6%	7.0%
(% of GDP)	2008	-	-6.0%	0.2%	3.2%	6.0%	-1.8%	-0.1%	5.4%

* GDP weights are adjusted by purchasing power parity, following the approach used by the International Monetary Fund.

Good times may often lead to excesses that eventually cause the economy to slow down or even decline. While we think a recession is unlikely in 2007, we believe these excesses may be now slowing world growth. The first area of concern involves excessive price advances in property markets worldwide, and the second is the unsustainable level of trade imbalance between the US and China. These two excesses have caused our analysts to project that the current business slowdown in the developed market countries will persist into mid-2008.

It is our belief that the US GDP growth rate should fall to approximately 2.3% in 2007, before a mild recovery producing approximately 3% growth in 2008. We believe that Western Europe, which has only had a sluggish recovery, will grow in the low 2% range in 07-08. Japan, which is finally having a sustained recovery, will only sport growth in the low 2% range until 2009.

Our analysts anticipate that China, India, Russia and several other smaller emerging market countries will continue in their role as global growth locomotives over the next several years, pulling the mature Western countries along at speeds not possible without their robust business activity. These countries, until recently held back by ineffective central government management of their economies, are now experiencing a period of catch-up growth as they transition towards fully industrialized economies.

Interest Rates and Currencies

We anticipate that the Federal Reserve will respond to disappointing GDP growth by late summer and lower the Fed Funds rate. The European Central Bank and the Bank of

Japan may do just the opposite by raising rates in response to increasing inflation levels. The effect of these three government policy actions, suggests the dollar may decline versus the Euro, UK pound and Japanese Yen. A recent trend toward central bank reserve diversification could put additional pressure on the US dollar.

Oil Prices

We believe that the slowing economies and warm weather in North America and Europe so far this season suggest that the high prices seen this summer may not reappear until the economy fully recovers in late 2008.

Property Prices

Real estate prices have been surging throughout Europe, the Americas, Asia, and especially in Emerging Market countries like China and India. Bubble-like excesses have been driven by the combination of demand, strong economic conditions and low interest rates, as well as liberalization of mortgage terms lending institutions and the growth of the real estate investment trusts (REITs) worldwide. Nevertheless, real estate growth and pricing has historically been very cyclical, and given recent negative home affordability readings and high levels of unsold property on the market, we feel most of the real estate markets in the world will be flat to declining for several years.

Americas Trade Deficit with China

Pushed up by soaring oil prices this summer and American consumers insatiable appetite for consumer goods from China, Americas trade deficit has surged to a record high. The current account trade deficit increased 3.9%to an all-time high of $225.6 billion last quarter, which is equal to 6.8% of the total economy, and up from 6.6% in the 2nd quarter.

At current published levels, the United States is borrowing more than an estimated $2 billion a day from abroad to finance the trade deficit. While foreign economies specifically the Chinese, have been happy to sell their goods to Americans and hold dollars in return, we are concerned that at some point the willingness to accept dollar-denominated assets could weaken, triggering sharp declines in the value of the dollar. To keep a decline orderly, we project that the Federal Reserve would have to maintain higher interest rates than they would otherwise choose to during a slow economy, an action that could delay a U.S. business recovery.

China is desperate to create jobs for the current tidal wave of frustrated farmers flooding into its cities.

A related concern is that a Democratic-led

U.S Congress may shift to a tough protectionist policy in reaction to Chinas not depreciating the Yuan sufficiently and honoring their WTO free trade obligations. We understand that from Chairman Hus prospective, he would rather see the country’s vast holdings of dollars depreciate in value, rather than risk the repercussions of a slowdown in job creation brought about by trading policy changes. We believe Chinese officials fear even a mild economic slowdown, which may cause widespread discontent, even rioting by the unemployed.

Strong Cash Flows and Healthy Balance

Sheets

On a positive note for most companies we follow around the world, profit margins remain high and balance sheets are flush with liquidity. Moreover, it is our position that stock market valuations appear reasonable in all but a few Emerging Markets (India in particular).

Given the slow growth we envision in most of the world, we estimate the coming bull market could produce a series of 6% to 9% domestic return years; not exciting, but acceptable if inflation averages 2.5%.

Our analysts feel the dollar should depreciate an average of 4% a year over the next decade, but not every year. We estimate that international equity returns should be stronger than domestic returns in two out of every three years.

Your Fund Portfolio Manager and the Firms Professionals are also Shareholders

My family and I, as do many of the professionals in our firm, hold 100% of our stock market investments in the Thomas White Funds.

I invite our many new shareholders to visit us in Chicago to meet me and the team members managing your funds. Call me personally at 312-663-8300.

Thomas S. White, Jr.

President

INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 35-years than any of its regional sub-indices.

MSCI Indices (US$)	The regional performance order in each 5-yearperiod is shown as rank #1 (best) to #4 (worst).
5 year Return Periods	World	Europe	USA	Japan	Pacific Ex-Japan
1970-1974	-1.3%	-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)
1975-1979	16.0%	18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)
1980-1984	12.4%	6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)
1985-1989	28.0%	32.3% (#2)	19.8% (#4)	41.4% (#1)	22.4% (#3)
1990-1994	4.2%	7.0% (#3)	9.2% (#2)	-3.4% (#4)	15.3% (#1)
1995-1999	20.2%	22.5% (#2)	29.7% (#1)	2.1% (#4)	5.0% (#3)
2000-2004	-2.0%	0.4% (#2)	-3.2% (#3)	-6.3% (#4)	6.6% (#1)
2005-2006[1]	13.9%	19.3% (#2)	9.5% (#4)	15.1% (#3)	20.1% (#1)
1970-2006[1]	10.7%	12.1%	10.8%	11.4%	10.6%

1Oct. 31, 2006

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2006 regional returns of 10.6% to 12.1% are all close to the 10.7% world return.

Observe that the World Index has enjoyed a more consistent pattern of returns over this period than any of its sub-indices. This is because regional bull and bear markets have tended to offset one another.

Investors who invest globally by owning both the American Opportunities and International Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

Less volatile performance encourages investors to stay the course in falling market environments. This promotes success in reaching ones long-term investment goals.

THE WORLD HAS CHANGED

The number of stocks in the world has surged 90% since the end of the Cold War in 1989. As of October 2006, Americas 6,024 exchange-traded stocks now only represent 15% of the 40,983 stocks on the worlds 49 exchanges.2

The Growth of World Stock Markets: Regional Weights

1960 to Oct 31, 2006[1]	1960	1970	1980	1990	2000	2006
Developed Markets	99.9%	99.8%	99%	97%	96%	87%
United States	72%	66%	57%	43%	51%	41%
Canada	3%	2%	3%	2%	2%	3%
Europe	22%	22%	23%	25%	28%	28%
Asia Pacific	3%	8%	16%	27%	15%	15%
Emerging Markets	0.1%	0.2%	0.8%	3%	4%	13%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$37.3

1Source: Thomas White International Ltd.

2World Federation of Exchanges, Focus-Nov 2006

Globalization has spurred growth in every region of the world. Non-US stocks now represent over half of the total world stock market value. Of course, Americans are familiar with many international firms: Sony, Nokia, Toyota, BMW, L’Oreal, Daimler Chrysler, Samsung, Unilever, Heineken, Volvo, Nestle, UBS, ING, Volkswagen, Roche, Honda, Royal Dutch, and Canon.

Given their quality, diversity and growth potential, it only makes common sense that investors search for opportunities on a global basis.

The Thomas White domestic and international funds are managed by the same portfolio manager and analysts, who adhere to the identical valuation-oriented investment style. The two portfolios compliment one another, in that when combined, they have the profile of the MSCI All-Country Index.

Shareholders who want to adopt a global investment strategy for their saving and investment program, should consider owning both of the Thomas White Funds.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Opportunities Fund primarily invests in equity securities of mid-size US companies. It also can have significant investments in large-cap and small-cap companies.

The American Opportunities Fund (Fund) seeks to select the most attractive investment ideas from Thomas Whites domestic analysts, who cover over 2,600 large, mid and small-cap companies trading in the United States. The Fund portfolio is primarily invested in mid-sized US companies, which typically range in market capitalization from $15 billion down to $500 million. The Funds portfolio manager seeks to moderate market volatility and its inevitable negative surprises and create a tax efficient portfolio. He does this by adhering to the firms valuation-oriented stock selection approach, maintaining broad stock and industry diversification within the portfolio and emphasizing longer holding periods.

PERFORMANCE

Over the last fiscal year ended October 31, 2006, the Thomas White American Opportunities Fund returned +14.77%. This compares to a +17.41% return for the Russell Midcap Index. The Fund returned +13.84% and +13.60% for the trailing three-and five-year periods compared to +16.85% and +14.80%, respectively, for the Russell

Midcap Index. Absent limitation of the Funds expenses, performance would have been lower.

The Fund has maintained a strong absolute performance, but the manager’s conservative investment approach left the Fund trailing its designated benchmark. Given the feeling that 2006 could have been a declining market, we maintained a portfolio beta that was below our benchmark. Adhering to the Funds stated goal of including smaller-cap stocks along with a predominance of mid-cap stocks also lowered the Funds performance versus the Russell Midcap Index over the last one, three and five-year periods.

REVIEWING THE PORTFOLIO

Stock selection in the portfolio this fiscal year ranged from strong to poor depending on the sector. The strongest sectors were retail, real estate investment trust (REIT), industrial and capital goods. Disappointing sectors included healthcare, technology, and building suppliers.

Never underestimate the resilience of the American consumer. This truism was reflected in the returns achieved by our retail holdings. Despite a slow growth economic environment in the later part of the last fiscal year, the consumer failed to disappoint. Federated (+43.1% return for the fiscal year), Foot Locker (+19.3%), K-Swiss

(+16.3%) and American Eagle Outfitters (+65.1%) were outstanding performers within the Funds portfolio.

The resilience in consumer sales this year also benefited the REITs that owned retail outlets and shopping malls. Strong performing retail REITs in the Funds portfolio included Kimco Realty (+50.0%) and Developers Diversified (+22.4%). It is important to note that the correlation between REIT performance and broad market indices has historically been lower than the typical sector. Given our more defensive posture, we invested in REITs and were pleased with the sectors contribution to the Funds portfolio.

The energy sector also had its winners this year. Leading performers here included Marathon Oil (+21.5%) and electric utility Wisconsin Energy (+21.4%).

Having experienced weak earnings in 2005, many of the Funds cyclical holdings in the industrial and capital goods sectors rebounded in 2006. Despite the pricing pressure by large automakers, auto parts firms Autoliv (+32.4%) and Johnson Controls (+19.8%), and brake manufacturer Carlisle (+17.3%) performed well. In the capital goods area, equipment manufacturer Graco (+18.9%) produced strong performance.

Our stock selection in the technology sector emphasized companies with more stable business models. Harris Corporation, a maker of secure communication systems was down roughly 9% this fiscal year, despite strong earnings and below average valuations ratios. Nevertheless, we continue to have confidence in the stock. Fair Isaac, a consultant providing quantitative tools and data to major marketing organizations, was down 9.4%, as its growth rate slowed to low double digits. Arrow Electronics fell 11.7% this year, as the semiconductor sector experienced disappointing sales growth. As a distributor, Arrow Electronics maintains a far more stable business model than a semiconductor manufacturer, but its growth still slows when the industry has periods of weak sales and pricing. We believe that all three companies have positive free cash flows and strong balance sheets.

The general construction sector failed to experience the sharp business downturn so evident in the residential area, but many of its stocks fell as investors fled the whole sector. Cement and aggregate supplier Martin Marietta fell 10.9%, even though its earnings are projected to advance 31% this year and 23% in 2007. Business continues to be strong for Martin Marietta because it serves contractors working on highways and commercial buildings.

Poultry producer Pilgrims Pride declined 20.9% to 1.5 times its book value, as pricing in the fresh chicken and meat markets did not revive as soon as we envisioned. While purchasing commodity-related stocks is best done during periods of weak pricing, the decline of Pilgrims Prides stock illustrates that no investment approach works every time.

M & A ACTIVITY IS HELPING FUND PERFORMANCE

Mergers and acquisitions benefited the Fund over the past fiscal year and we believe it should continue to do so in the near future. Georgia Pacific was acquired by Koch Industries, giving the Fund a return on its investment of +49.7% for the fiscal year. Anteon International (+21.3%) was purchased by General Dynamics, and Golden West (+23.9%) was acquired by Wachovia. Lastly, Phelps Dodge jumped 66.6% by the Funds fiscal year-end and was the Funds top performer. Its price first rose due to skyrocketing copper prices, then, adding to its good fortune, it received a $350 million merger breakup fee from Inco. Also, just 19 days after the Funds fiscal year-end, Freeport-McMoRan Copper & Gold bid $126.46 per share for Phelps Dodge.

BUSINESS AND INVESTMENT

OUTLOOK

This year’s business environment started strong, and then was slowed by skyrocketing oil prices that eventually peaked in midsummer. The economic forecast definitely looked bleak in early October 2006 when the 3rd quarter GDP figure was announced at

1.8%. Now, as we are approaching year-end, stronger retail sales numbers are buoying spirits. Is there any wonder the Fed is confused as to what its next policy move should be?

As bottom-up analysts who emphasize stock selection, we only use top-down business cycle knowledge when analyzing the risks in stocks. Despite the slow business outlook for next year, our analysts find many US corporations have higher than normal profit margins and stronger than normal balance sheets. In addition, we believe that many US corporations will continue to improve their productivity by outsourcing and investing in labor saving technology, suggesting that 2007 should be a year that produces moderate single digit returns, which is not too exciting but still likely above our projected 2% to 3% rate of inflation.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

Russell Midcap $22,199.79

Russell Midcap Value $25,544.48

Thomas White American Opportunities Fund $21,293.35

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was +112.93% for the Fund, +122.00% for the Russell Midcap and 155.44% for the Russell Midcap Value. The one-year return for the Fund was +14.77%. The Funds average annual total return was +10.36%. During the periods shown, the Funds manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Thomas White American Opportunities Fund	October 31, 2006

Average Annual Returns as of October 1, 20061

	6 month	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
American Opportunities Fund	2.23%	8.04%	14.77%	13.84%	13.60%	10.36%
Russell Midcap Index	2.67%	11.27%	17.41%	16.85%	14.80%	10.96%
Russell Midcap Value Index	6.11%	15.29%	20.51%	19.92%	17.43%	13.01%

Operating Expenses	Portfolio Turnover
Fiscal Year 2005 1.35%	Fiscal Year 2006 44.68%

Sector Allocation % of TNA

Aerospace	1.9%
Banking	5.0%
Building	1.6%
Capital Goods	1.5%
Chemicals	2.3%
Communications	0.9%
Consumer Durables	1.5%
Consumer Retail	6.1%
Consumer Staples	7.9%
Energy	7.5%
Financial Diversified	10.5%
Forest & Paper	0.7%
Healthcare	8.8%
Industrial	2.4%
Insurance	5.6%
Metals	2.4%
Services	8.5%
Technology	8.8%
Transportation	2.5%
Utilities	10.0%
Cash & Other	3.6%

Portfolio Market Cap Mix

Large Cap (over $5 billion) 10.9%

MidCap ($1-5 billion) 76.9%

Small Cap (under $1 billion) 8.6%

Cash and other 3.6%

NAV	Net Assets	Redemption Fee	12 b-1 Fees
$14.97	$23.8 million	2.00% within 60 days	None

1 Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. Russell Midcap Value Index measures the performance of those Russsell Midcap companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged and returns assume the reinvestment of dividends. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Funds manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment may be worth more or less than their original cost.

2 In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52%

Investment Portfolio October 31, 2006

Sector Issue	Shares	Value
Common Stocks (96.3%)
Aerospace (1.9%)
L-3 Communications	5,582	449,463

Banking (5.0%)
Bank Of Hawaii	3,900	203,463
M&T Bank Corp	1,800	219,257
Wachovia Corp	4,309	239,150
Wilmington Trust	8,000	332,640
Whitney Holding	6,550	213,923
		1,208,433

Building (1.6%)
Martin Marietta Materials	4,350	382,800

Capital Goods (1.5%)
Graco Inc	5,062	206,327
Paccar Inc	2,349	139,084
		345,411

Chemicals (2.3%)
Rohm & Haas	6,200	321,284
Rpm Intl Inc	11,600	222,140
		543,424

Communications (0.9%)
Tel & Data Sys	2,250	109,913
Telephone & Data-Special Shs	2,250	104,625
		214,538

Consumer Durables (1.5%)
Autoliv Inc	2,300	130,801

Johnson Controls	1,800	146,772
Mohawk Industries Inc *	1,000	72,700
		350,273

Consumer Retail (6.1%)
Am Eagle Outfitters	6,650	304,570
Claire's Stores	6,900	195,615
Federated Department Stores	5,400	237,114
Foot Locker	8,950	207,551
K-Swiss Inc Class-A	14,600	515,672
		1,460,522

Consumer Staples (7.9%)
Loews Corp Carolina	3,500	202,370
CIT Group Inc	5,700	296,685
Hormel Foods Corp	10,300	371,933
Reynolds American	7,600	480,016
Scotts Miracle Co	4,350	215,151
Constellation Brands A *	11,700	321,633
		1,887,788

Energy (7.5%)
Devon Energy Corp	5,000	334,200
El Paso Corp	14,650	200,705
Noble Energy	5,050	245,582
Pride Intl *	14,300	394,823
Pogo Producing	2,950	132,013
Valero Energy	9,200	481,435
		1,788,758

Financial Diversified (10.5%)
AMB Property	7,350	429,314
BRE Properties -Cl A	5,000	331,500
Developers Realty	5,550	337,995
E*Trade Financial Corp *	13,000	302,640
Kimco Realty Corp	7,400	328,782
Prologis Trust	6,850	433,400
T Rowe Price Group	7,200	340,632
		2,504,263

Forest & Paper (0.7%)
Rayonier	4,000	163,960

Health Care (8.8%)
Aetna Inc	2,750	113,355
Becton Dickinson	1,500	105,045
Bio-Rad Labs *	2,050	150,511

Covance Inc *	5,100	298,350
Dade Behring Holding	9,500	346,085
Health Net *	6,200	257,361
Schein Henry Inc *	6,575	326,712
Mylan Labs	11,700	239,850
Pharmaceutical Product Development	3,900	123,435
United Health Group	2,612	127,413
		2,088,117

Industrial (2.4%)
Ametek Inc	4,000	186,720
Eaton Corp	3,900	282,476
Griffon *	4,300	105,737
		574,933

Insurance (5.6%)
Berkley W R Corp	6,600	243,276
Commerce Group	4,600	136,160
Genworth Finl	6,400	214,016
Lincoln National Corp	3,150	199,427
Old Republic	14,750	332,318
Stancorp Financial Group	4,700	214,743
		1,339,940

Metals (2.4%)
Consol Energy Inc	6,800	240,652
Phelps Dodge	3,300	331,254
		571,906

Services (8.5%)
Black & Decker	3,400	285,192
Banta Corp	3,500	154,980
Darden Restaurant	7,700	322,630
ITT Education *	4,200	289,590
Fortune Brands	2,900	223,155
Heidrick & Struggles *	3,200	130,784
Manpower Inc	6,950	471,002
Matthews Intl	3,500	134,470
		2,011,803

Technology (8.8%)
Arrow Electronic *	9,200	274,620
CACI Intl Inc. *	8,524	490,470
Fair Isaac Corp	7,100	260,073
Harris Corp	5,350	227,910
Jabil Circuit	6,150	176,567
Linear Technology Cp	3,400	105,808

SI International *		10,100	334,916
SRA Intl *		6,700	214,735
			2,085,099

Transportation (2.5%)
Arkansas Best Corp		1,800	73,764
CSX Corp		8,800	313,896
Southwest Airlines		6,300	94,689
YRC Worldwide Inc *		2,700	104,598
			586,947
Utilities (10.0%)
American Electric Power		9,750	403,943
Centerpoint Energy		16,300	252,324
Nstar		9,150	318,329
PG&E Corp		5,350	230,799
Pepco Holdings		11,150	283,433
Sempra Energy		7,450	395,147
Wisconsin Energy		10,750	493,855
			2,377,830

Total Common Stocks		(Cost $17,590,727)	22,936,208

Short-Term Obligations (3.6%)
		Principal Amount
Wisconsin Corporate Central Credit Union Variable Demand Note
4.99%, due 06/25/2007		$844,029	$844,029
Cash		10,340	10,340

	Total Short-Term Obligations	(Cost $854,369)	854,369

Total Investments:	99.9%	(Cost $18,445,096)	23,790,577
Other Assets, Less Liabilities:	0.1%		17,784
Total Net Assets:	100.0%		$23,808,451

* Non-Income Producing Securities

THOMAS WHITE INTERNATIONAL FUND SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr. The Thomas White International Fund primarily invests in equity securities of companies located in the developed markets of Europe and Asia. It can also have investments in the emerging markets of Eastern Europe, the Middle East, Africa, Latin America, the Far East, and the Indian Sub-Continent.

PERFORMANCE

Over the last fiscal year ended October 31, 2006, the Thomas White International Fund

(Fund) produced an investment return of +33.39%. This compares to a +28.91% return for its benchmark, the MSCI All-Country World ex US (net) Index. The Fund has also enjoyed strong long-term performance since its inception in June of 1994. Its 5-year return of +18.60% and 10year return of +10.63% have outperformed their equivalent MSCI AC World ex US Index returns of +16.67% and +8.14%. Absent limitation of the Funds expenses during certain of these periods, performance would have been lower.

INTERNATIONAL EQUITIES

CONTINUE TO OUTPERFORM

Strong local return performance occurred in just about every country and industry in which the Fund invested during 2006, and when these returns were translated into US dollars, the performance was magnified by the fact that most foreign currencies appreciated this year against the dollar.

A sluggish, but accelerating economic recovery on the European Continent and the

United Kingdom, plus growing confidence by the regions business executives combined to push European stock prices higher. While our decision to underweight European securities in the Funds portfolio may have missed the mark given the subsequent strength of the Euro, our stock selection helped to make up the difference. The Fund’s European investments returned +43.3% for the fiscal year versus MSCI Europe’s +31.6%. Examples of our success include Swedish steel maker SSAB (+87.9% return for the fiscal year), British insurer Royal & Sun Alliance (+65.3%), Netherlands staffing firm Randstad Holdings (+64.5%), and French cement company Ciments Francais (+50.2%). Other positions of the Fund that highlight our strong regional stock selection performance include Swedish capital goods manufacturer Atlas Copco (+59.5%), London-based South African mining company Anglo American (+54.8%), Dutch insurer ING (+53.6%), and Swedish truck maker Volvo (+51.7%).

Our over-weighting of the Emerging Markets countries within the Funds portfolio was not a top down strategic decision; it simply occurred because our analysts found more bargain-priced stocks in that area. This overweight position worked well since stock markets in the Emerging Markets countries were quite buoyant. Our Emerging Markets stock selection was also successful with the Funds investments in that area returning +43.1%, which outpaced the +35.0% return of MSCIs Emerging Market Index. Exceptional returns in this area include Polish copper and silver producer KGHM Polska (+156.7%), Hong Kong-traded Chinese cellular firm China Mobile (+82.5%), Koreas Samsung Fire and Marine Insurance (+63.3%) and Mexican wireless telecom America Movil (+63.3%).

In Japan, recovering consumer spending, supported by increased consumer loan demand and low unemployment, appear to continue to backstop the economic recovery. Pharmaceutical firm Daiichi Sankyo (+47.9%), consumer products company Canon (+35%) and Honda Motor (+30%) were leading Japanese performers in the

Funds portfolio. Overall, the portfolios country weight and returns were in line with

Japanese benchmark equivalents.

M & A TRENDS CONTINUE TO BENEFIT THE FUND

Mergers and acquisitions activity likely will continue to be a driving force in the Funds portfolio as private equity funds and corporate capital are anticipated to continue to be invested in the coming year. 2006 was a banner year for deals, resulting in a record number both in size and scope. The Fund benefited from this trend as pharmaceutical giant Schering AG (+77.1%) was acquired by Bayer AG, and Italian financial services firm Banca Intesa (+46.4%)

was purchased by San Paolo IMI (+22.3%). Despite higher valuations due to three strong years in the equity markets, we believe companies will continue to be acquisitive. Their M&A strategy goals likely include: 1) diversifying their operations geographically, 2) expanding their products and market share, 3) improving the economies of scale, and 4) leveraging today’s lower cost of capital.

PORTFOLIO STRATEGY

The Funds portfolio decisions continue to be bottom-up, not top-down, which is to say we are more confident in our stock selection accuracy than guessing future country or currency returns. Our underweight in Europe, the largest region in the benchmark, supplies the funds for our overweight in the Emerging Markets. We believe many

Emerging Market stocks are priced below their value as businesses, since investors often stereotype them as weak companies in troubled countries. We believe this sort of misperception provides us with attractive investment opportunities.

Given that we do not believe in timing markets, we remain fully invested in equities, with any cash as a residual to our trading. The Funds cash position was 2.1% as of October 31, 2006.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

Thomas White International Fund $36,238.73

MSCI All Country World ex US Index $24,788.54

All data calculated from 06/28/94.

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was 262.39% for the Fund and, 147.89% for the MSCI All Country World ex US Index. The one-year return for the Fund was 33.39%. The Funds average annual total return since inception was 11.00%. The MSCI Index includes gross dividends. Investors cannot invest directly in the index, although they can invest in their underlying securities. During the periods shown, the Funds manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of October 31, 20061

	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	1.30%	21.66%	33.39%	26.47%	18.60%	10.63%	11.00%
MSCI AC World Ex US Index	3.10%	18.99%	28.91%	22.98%	16.67%	8.14%	7.63%

Operating Expenses	Portfolio Turnover
Fiscal Year 2006 1.44%	Fiscal Year 2006 38.69%

Country Allocation % of TNA

Australia	1.8%
Belgium	0.5%
Brazil	3.4%
Canada	5.6%
China	3.3%
Czech Republic	0.3%
Denmark	0.3%
France	11.3%
Germany	6.9%
Hong Kong	3.5%
Ireland	1.5%
Israel	0.3%
Italy	3.1%
Japan	18.4%
Malaysia	0.8%
Mexico	1.7%
Netherlands	4.7%
New Zealand	0.3%
Norway	0.9%
Poland	0.7%
Russia	0.9%
Singapore	1.6%
South Africa	3.3%
South Korea	4.9%
Spain	2.1%
Sweden	3.3%
Switzerland	1.4%
Taiwan	0.1%
Thailand	0.4%
United Kingdom	10.0%
Cash & Other	2.7%

Sector Allocation % of TNA

Banking	17.0%
Building	1.6%
Capital Goods	3.1%
Chemicals	3.4%
Communications	5.6%
Consumer Durables	5.6%
Consumer Retail	2.6%
Consumer Staples	6.6%
Energy	8.9%
Financial Diversified	4.9%
Forest & Paper	0.8%
Healthcare	5.9%

Industrial	3.6%
Insurance	5.3%
Metals	4.0%
Services	4.6%
Technology	6.7%
Transportation	2.2%
Utilities	4.9%
Cash & Other	2.7%

NAV	Net Assets	Redemption Fee	12 b-1 Fees
$18.11	$146.8 million	2.00% within 60 days	None

1MSCI All Country World is a compilation of the market indices for 49 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Funds manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment may be worth more or less than their original cost.

Thomas White International Fund

Country	Issue	Industry	Shares	Value
COMMON STOCKS:	97.3%
AUSTRALIA:	1.8%

	Australia & NZ Banking Group	Banking	45,000	1,007,825
	Rio Tinto Plc #	Metals	7,300	1,616,147
				2,623,972

BELGIUM:	0.5%

	Bekaert NV #	Metals	6,600	703,250

BRAZIL:	3.4%

	Banco Do Brasil SA	Banking	30,000	727,110
	Centrais Eletrias de Santa Catarina	Utilities	50,900	850,310
	Cia Vale Do Rio Doce	Metals	51,582	1,110,107
	Itausa-Investimentos	Financial Div.	179,000	811,872
	Petroleo Brasileir	Energy	71,960	1,452,290
				4,951,689

CANADA:	5.6%

	Brookfield Asst Management	Financial Div.	27,750	1,235,985
	Cameco Corp	Metals	16,800	590,528
	Canadian Pacific Railway	Transportation	27,350	1,544,132

	Canadian Tire	Consumer Durables	13,200	850,722
	CI Financial Income	Financial Div.	22,250	595,989
	Encana Corp	Energy	27,000	1,283,137
	Petro-Canada	Energy	24,600	1,048,336
	Potash Corp Of Saskatchewan	Chemicals	8,400	1,048,241
				8,197,070

CHINA:	3.3%

	BYD Co Ltd *	Industrial	214,000	576,259
	China Life Insurance #	Insurance	790,000	1,667,374
	China Shipping Development	Transportation	432,000	469,368
	Nine Dragons Paper	Forest & Paper	485,000	616,678
	Petrochina ADR #	Energy	13,200	1,457,148
				4,786,827

CZECH REPUBLIC:	0.3%

	Unipetrol *	Chemicals	51,500	480,742

DENMARK:	0.3%

	H Lundbeck A/S	Health Care	16,500	388,644

FRANCE:	11.3%

	Assur Gen De France	Insurance	15,400	2,157,458
	BNP Paribas	Banking	11,100	1,219,210
	Bouygues	Financial Div.	25,300	1,473,310
	Christian Dior	Consumer Staple	26,550	2,833,501
	Ciments Francais	Building	3,200	544,640
	France Telecom	Communication	18,000	467,174
	Saint-Gobain	Industrial	5,900	434,064
	Sanofi-Aventis	Health Care	25,900	2,199,674
	Societie Generale	Banking	12,100	2,004,740
	Suez SA #	Utilities	40,500	1,809,520
	Veolia Environnement	Utilities	22,800	1,394,847
				16,538,138

GERMANY:	6.9%

	Altana AG	Health Care	22,200	1,237,159
	Continental AG	Consumer Durables	8,850	988,680
	Fresenius AG Pfd	Health Care	11,600	2,172,045
	Fresenius Medical	Health Care	4,100	545,826
	Hypo Real Estate	Banking	22,700	1,425,449
	RWE AG #	Utilities	11,900	1,171,574
	SGL Carbon AG *	Industrial	50,200	1,098,953
	Wincor Nixdorf AG	Services	10,450	1,445,198
				10,084,884

HONG KONG:	3.5%

	China Mobile Hong Kong Ltd	Communication	334,000	2,721,733
	China Resources Power	Utilities	680,000	847,484
	Hang Lung Group	Financial Div.	128,000	326,490
	Hopewell Holdings	Industrial	248,000	736,560
	Orient Overseas Intl	Transportation	110,000	478,940
				5,111,207

IRELAND:	1.5%

	Allied Irish Bank	Banking	39,000	1,061,596
	Grafton Group	Consumer Retail	81,400	1,193,861
				2,255,457

ISRAEL:	0.3%

	Israel Discount Bank *	Banking	180,000	371,016

ITALY:	3.1%

	Banca Intesa Spa	Banking	154,000	1,052,066
	ENI Spa	Energy	57,900	1,752,077
	Sanpaolo-IMI Spa	Banking	85,200	1,817,052
				4,621,195

JAPAN:	18.4%

	Access Co Ltd *	Technology	60	396,575
	Asahi Kasei Corp	Chemicals	59,000	375,146
	Brother Industries	Technology	55,000	691,521
	Canon	Technology	46,500	2,474,684
	Canon Sales Co	Services	42,000	992,082
	Dai Nippon Printing	Services	12,000	178,141
	Honda Motor	Consumer Durables	27,000	954,739
	Japan Tobacco	Consumer Staple	430	1,870,262
	JS Group Corp	Building	11,400	232,917
	Makita Corp	Capital Goods	35,000	1,036,651
	Matsushita Electric Works	Capital Goods	67,000	749,154
	Nippon System Development	Technology	12,500	482,104
	Nitori Co Ltd #	Consumer Retail	20,000	807,588
	NTN Corp	Capital Goods	113,000	926,487
	Ricoh Co Ltd	Technology	86,000	1,698,044
	Sankyo Co Gunma	Services	12,500	637,904
	Santen Pharmaceutical Co	Health Care	22,000	572,277
	Sega Sammy Holdings	Services	15,600	390,766
	Sompo Japan Insurance	Insurance	24,000	317,837
	Sumisho Computer Systems #	Technology	39,000	939,097
	Sumitomo Metal Industries	Metals	152,000	569,225
	Sumitomo Mitsui Financial	Banking	270	2,950,287
	Sumitomo Realty & Development	Financial Div.	20,000	659,734

	Suzuken Co Ltd	Consumer Retail	48,000	1,678,493
	Suzuki Motor Corp	Consumer Durables	46,000	1,305,728
	Tanabe Seiyaku Co	Health Care	40,000	491,692
	Tokyo Electric Power	Utilities	17,000	493,194
	Toyota Motor	Consumer Durables	18,500	1,092,417
	Yamaha Corp	Services	17,000	362,207
	Yamaha Motor Co	Consumer Durables	31,000	844,217
				27,171,170

MALAYSIA:	0.8%

	Magnum Corp Bhd	Services	953,000	591,527
	Maxis Communications Bhd	Communication	257,200	630,371
				1,221,898

MEXICO:	1.7%

	America Movil ADR	Communication	44,100	1,890,567
	Cemex ADR *#	Building	19,790	608,345
				2,498,912

NETHERLANDS:	4.7%

	ABN AMRO Holdings	Banking	59,800	1,743,170
	Akzo Nobel	Chemicals	19,100	1,070,877
	Heineken NV	Consumer Staple	20,700	937,851
	ING Groep NV	Insurance	34,844	1,543,676
	Randstad Holdings	Services	24,350	1,532,952
				6,828,526

NEW ZEALAND:	0.3%

	Fletcher Building #	Building	64,700	415,219

NORWAY:	0.9%

	DNB NOR ASA	Banking	101,400	1,327,316
				1,327,316

POLAND:	0.7%

	Grupa Lotos SA *	Energy	22,300	331,764
	KGHM Polska Miedz SA	Industrial	20,900	754,465
				1,086,229

RUSSIA:	0.9%

	Tatneft *	Energy	281,000	1,298,136

SINGAPORE:	1.6%

	Singapore Airlines	Transportation	76,000	740,787
	Starhub Ltd	Communication	420,000	600,936
	United Overseas Bank	Banking	89,000	1,010,907
				2,352,630

SOUTH AFRICA:	3.3%

	Anglo American	Industrial	38,200	1,730,237
	Anglo Platinum Ltd	Metals	3,600	386,721
	JD Group Ltd	Consumer Retail	18,000	186,824
	MTN Group Ltd	Communication	61,100	553,438
	Sasol Ltd	Energy	39,000	1,331,901
	Steinhoff International Holdings	Consumer Durables	214,800	697,241
				4,886,362

SOUTH KOREA:	4.9%

	Hyundai Securities	Financial Div.	48,000	595,085
	Korea Electric Power #	Utilities	34,100	674,498
	LG Chem Ltd	Chemicals	6,000	244,703
	Posco ADR #	Metals	13,150	927,338
	Samsung Electronics	Technology	4,685	3,034,973
	Samsung Fire & Marine	Insurance	5,600	864,764
	Woori Finance	Banking	42,200	901,894
				7,243,255

SPAIN:	2.1%

	Repsol #	Energy	93,900	3,136,241

SWEDEN	3.3%

	Atlas Copco Ab-A Shares	Capital Goods	35,100	1,024,533
	Autoliv Inc	Consumer Durables	9,850	560,170
	Nordea Bank AB	Banking	108,500	1,493,774
	Sandvik AB	Capital Goods	66,000	805,570
	Volvo B Shares	Consumer Durables	15,100	943,182
				4,827,229

SWITZERLAND:	1.4%

	Julius Baer Holding AG	Banking	19,300	2,035,946

TAIWAN:	0.1%

	Taiwan Semiconductor	Technology	77,977	142,581

THAILAND:	0.4%

	Charoen Pok Foods	Consumer Staple	2,150,000	290,250
	Siam Cement Pub Co	Building	39,000	281,802
				572,052

UNITED KINGDOM:	10.0%

	Amvescap Plc	Financial Div.	125,000	1,426,674
	Barclays Plc	Banking	135,000	1,818,963
	British American Tobacco	Consumer Staple	52,200	1,422,231
	BT Group Plc	Communication	156,900	832,118
	Bunzl Plc	Forest & Paper	43,300	571,010
	Cable & Wireless Plc	Communication	184,600	515,459
	Gallaher Group Plc	Consumer Staple	89,700	1,521,456
	HBOS Plc	Banking	45,600	943,966
	Imperial Chemical	Chemicals	219,500	1,701,805
	Inchcape Plc	Services	58,000	571,509
	Royal & Sun Alliance	Insurance	417,600	1,174,416
	Shire Plc	Health Care	60,500	1,104,754
	Tate & Lyle	Consumer Staple	50,000	751,055
	Wimpey (George) Plc	Building	29,000	290,690
				14,646,106

Total Common Stocks		(Cost $106,834,710)		142,803,899

SHORT TERM OBLIGATIONS:	12.4%
			Principal Amount
	The Northern Trust Company Eurodollar
	Time Deposit 3.25%, due 11/01/06		$3,112,561	3,112,561
	Cash		207,677	207,677
HELD AS COLLATERAL
FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		14,822,453	14,822,453
Total Short Term Obligations		(Cost $18,142,691)		18,142,691

Total Investments	109.7%	(Cost $124,977,401)		160,946,590
Other Assets, Less Liabilities:	(9.7)%			(14,207,408)
Total Net Assets:	100.0%			146,739,182

* Non-Income Producing Securities

# All or a portion of securities on loan at October 31, 2006 See Note 1 (g) to financial statements.

ADR American Depositary Receipt.

See Notes to Financial Statements

Thomas White FUNDS FAMILY Statements of Assets and Liabilities October 31 2006
	American Opportunities Fund	International Fund
ASSETS

Investments in securities at value[1]	$23,790,577	$160,946,590
Receivables:
Dividends and interest	15,058	178,477
Reclaims	-------	14,185
Fund shares sold	46,615	640,187
Securities sold		8,536
Due from manager	9,553	-------
Prepaid expenses	575	10,856
Total assets	23,862,378	161,798,831

LIABILITIES

Management Fees	19,769	118,536
Accrued expenses	32,044	98,873
Payable for fund shares redeemed	2,114	19,787
Collateral on loaned securities[2]	-------	14,822,453
Total liabilities	53,927	15,059,649

NET ASSETS

Source of Net Assets:
Net capital paid in on shares of beneficial interest	18,448,617	110,945,493
Undistributed net investment income (accumulated net investment loss)	106	(175,500)
Accumulated net realized gain (loss)	14,247	0
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,345,481	35,969,189

Net assets	$23,808,451	$146,739,182

Shares outstanding	1,590,466	8,100,493

Net asset value and offering price per share	$14.97	$18.11

[1] Cost Basis: American Opportunities Fund: $18,445,096 International Fund: $124,977,401
[2] Value of securities out on loan at 10/31/2006: International Fund: $14,180,032

See Notes to Financial Statements.

Thomas White FUNDS FAMILY Statements of Operations Year Ended October 31, 2006
	American Opportunities Fund	International Fund
INVESTMENT INCOME

Income:
Dividends	$371,088	$2,653,974	[1]
Interest	22,394	121,164
Total investment income	393,482	2,775,138

Expenses:
Investment management fees	219,739	1,105,799
Audit fees and expenses	12,305	50,603
Custodian fees	6,472	80,633
Trustees' fees and expenses	3,497	13,792
Registration fees	24,013	45,206
Transfer agent fees	14,597	34,504
Printing expenses	12,955	74,636
Legal fees and expenses	24,802	109,048
Other expenses	15,903	74,946
Total expenses	334,283	1,589,167
Reimbursement from Investment Manager	(37,846)	0
Net expenses	296,437	1,589,167
Net investment income	97,045	1,185,971

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments and foreign currency transactions	2,669,214	8,074,928
Net change in unrealized appreciation on investments and foreign currency translations	181,868	19,376,741
Net gain on investments	2,851,082	27,451,669

Net increase in net assets from operations	$2,948,127	$28,637,640

[1] Net of foreign taxes withheld of $314,562.

See Notes to Financial Statements.

Thomas White funds family Statements of Changes in Net Assets
	American Opportunities Fund			International Fund
	Year Ended October 31 2006		Year Ended October 31, 2005	Year Ended October 31 2006	Year Ended October 31, 2005
Change in net assets from operations:
Net investment income (loss)	$97,045		$(9,578)	$1,185,971	$688,950
Net realized gain (loss)	2,669,214		1,833,548	8,074,928	5,737,592
Net unrealized appreciation (depreciation) on investments	181,868		333,691	19,376,741	8,130,993
Net increase (decrease) in net assets from operations	2,948,127		2,157,661	28,637,640	14,557,535

Distributions to shareholders:
From net investment income	(92,068)		------	(1,390,994)	(883,457)
Realized gain	(2,669,277)		(1,833,542)	(8,075,013)	(5,205,142)
Total distributions	(2,761,345)		(1,833,542)	(9,466,007)	(6,088,599)

Fund share transactions (Note 3)	3,946,016		2,463,494	50,840,453	21,151,754
Total increase (decrease)	4,132,798		2,787,613	70,012,086	29,620,690

Net assets:
Beginning of year	19,675,653		16,888,040	76,727,096	47,106,406

End of year	$23,808,451		$19,675,653	$146,739,182	$76,727,096

Undistributed accumulated net investment income (accumulated net investment loss)	$106	$	------	$(175,500)	$836

See Notes to Financial Statements.

THOMAS WHITE FUNDS

Notes to Financial Statements

Year Ended October 31, 2006

Note 1.	Summary of Accounting Policies

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund

(the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the “International Fund”) that commenced operations on June 28, 1994, collectively referred to as the “Fund”. The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a)

Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term obligations are valued at original cost, which combined with accrued interest, approximates market value.

(b)

Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities, including those from investments in securities at the end of the fiscal year, resulting from changes in the exchange rates and market fluctuations.

(c)

Income taxes. It is each Fund’s intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d)

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

THOMAS WHITE FUNDS

Notes to Financial Statements

Year Ended October 31, 2006

(e)

Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(f)

Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(g)

Securities Lending. The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at October 31 2006 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$14,180,032	$14,822,453

The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio

Thomas White International Fund	$17,322

(h)

Redemption Fee. Since December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. Although the Funds intend to apply this redemption fee to most redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. The following types of shares are also exempt from the redemption fee: certain pre-approved group investment plans and charitable organizations; profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of the Advisor. The International Fund charged $19,286 and the American Opportunities Fund charged $1,510 in redemption fees for the Year Ended October 31, 2006, which were included in net capital paid.

THOMAS WHITE FUNDS

Notes to Financial Statements

Year Ended October 31, 2006

Note 2.  Significant Shareholder. At October 31, 2006 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 53.7% and 38.8%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

Note 3.	Transactions in Shares of Beneficial Interest (All amounts in thousands)

As of October 31, 2006, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

	American Opportunities Fund
	Year Ended October 31 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	127,136	$2,060,740	54,413	$860,019
Shares issued on
reinvestment of
dividends & distributions	181,862	2,729,749	215,820	3,142,336
Shares redeemed	(52,124)	(844,473)	(99,559)	(1,538,861)

Net increase (decrease)	256,874	$3,946,016	170,674	$2,463,494

	International Fund
	Year Ended October 31 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	2,813,349	$50,667,806	1,194,687	$17,578,787
Shares issued on
reinvestment of
dividends & distributions	517,455	9,345,244	462,994	6,528,304
Shares redeemed	(513,745)	(9,172,597)	(200,132)	(2,955,337)

Net increase (decrease)	2,816,680	$50,840,453	1,457,549	$21,151,754

Note 4.	Investment Management Fees and Other Transactions with Affiliates

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 1/12% of the Fund’s average daily net assets, which is equivalent to 1% of the Fund’s average daily net assets annually. For the fiscal year ended October 31, 2006 the Advisor has contractually agreed to reimburse its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund's average daily net assets. These agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

THOMAS WHITE FUNDS

Notes to Financial Statements

Year Ended October 31, 2006

Note 5. Custodian and Transfer Agent Fees

Custodian Fees - Northern Trust and U.S. Bancorp are the custodians for the International Fund and American Opportunities Fund, respectively. Northern Trust bills the International Fund quarterly based on the value of its holdings as of the previous quarter end plus transaction fees. U.S. Bancorp bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp also serves as the Funds' transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 and $10,000 per year for the International Fund and American Opportunities Fund, respectively. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Note 6.	Investment Transactions

During the year ended October 31, 2006 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales
American Opportunities Fund	$10,515,095	$9,602,973
International Fund	81,969,155	41,942,005

At October 31, 2006 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Opportunities Fund	$18,434,756	$5,658,164	$(318,107)	$5,340,057
International Fund	119,261,337	36,933,489	(1,139,800)	35,793,689

A.Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales. To the extent these differences are permanent in nature such amounts are reclassified within the components of net assets based on their federal tax treatment.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$106	$14,247	$5,340,107	$-------	$5,354,410
International Fund	-------	-------	35,793,689	-------	35,793,689

The tax character of distributions paid during the year ended October 31, 2006 were as follows:

	Ordinary Income	Long-term Capital Gains	Return of Capital	Total Distributions
American Opportunities Fund	$92,068	$2,669,277		$2,761,345
International Fund	1,361,471	8,074,928	29,608	9,466,007

Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2006 as follows:

	Foreign Dividend Income	Foreign Taxes Paid
American Opportunities Fund	$0	$0
International Fund	$2,685,985	$314,562

(1)New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No.48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’

tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after Dec. 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

THOMAS WHITE FUNDS

Year Ended October 31 2006

Financial Highlights

American Opportunities Fund

	Year Ended October 31, 2006		Year Ended October 31, 2005		Year Ended October 31, 2004		Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$14.75		$14.52		$13.65		$10.54		$10.67		10.95

Income from investment operations:
Net investment income (loss)	0.07		(0.01)		0.03		0.00		0.02		0.03
Net realized and unrealized gains (losses)	2.12		1.76		1.97		3.12		(0.13)		(0.27)
	2.19		1.75		2.00		3.12		(0.11)		(0.24)

Distributions:
From net investment income	(0.07)		-------		(0.02)		(0.01)		(0.02)		(0.04)
From net realized gains	(1.90)		(1.52)		(1.11)		-------		-------		-------
Tax return of capital	-------		-------		-------		-------	(1)	-------		-------
	(1.97)		(1.52)		(1.13)		(0.01)		(0.02)		(0.04)

Change in net asset value for the year	0.22		0.23		0.87		3.11		(0.13)		(0.28)
Net asset value, end of year	$14.97		$14.75		$14.52		$13.65		$10.54		10.67

Total Return	14.77%		12.17%		14.60%		29.56%		(1.01)%		(2.20)%
Ratios/supplemental data
Net assets, end of year (000)	$23,808		$19,676		$16,888		$16,048		$11,303		10,789
Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.35%	+	1.35%	+	1.35%	+	1.34%	+	1.35%	+
Net investment income/loss (net of reimbursement)	0.44%	+	(0.05%)	+	0.19%	+	0.01%	+	0.17%	+	0.31%	+

Portfolio turnover rate	44.68%		41.92%		37.30%		28.38%		37.50%		83.34%

(1)    Less than $0.01 per share.

+      In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.27% for the year ended October 31, 2006.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been (0.17)% for the year ended October 31, 2005.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.09)% for the year ended October 31, 2004.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.15)% for the year ended October 31, 2003.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.53% and the ratio of net investment income to average net assets would have been (0.01)% for the year ended October 31, 2002.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.54% and the ratio of net investment income to average net assets would have been 0.13% for the year ended October 31, 2001.

THOMAS WHITE FUNDS

Year Ended October 31 2006

Financial Highlights

International Fund

	Year Ended October 31 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$14.52	$12.31	$10.54	$8.62	$9.27	11.76

Income from investment operations:
Net investment income (loss)	0.21	0.18	0.12	0.11	0.08	0.06
Net realized and unrealized gains
(losses)	4.63	3.28	1.80	1.94	(0.66)	(2.49)

	4.84	3.46	1.92	2.05		(0.58)		(2.43)
Distributions:
From net investment income	(0.18)	(0.22)	(0.15)	(0.13)		(0.07)		(0.06)
From net realized gains	(1.07)	(1.03)	-------	-------		-------		-------
	(1.25)	(1.25)	(0.15)	(0.13)		(0.07)		(0.06)

Change in net asset value for the year	3.59	2.21	1.77	1.92		(0.65)		(2.49)
Net asset value, end of year	$18.11	$14.52	$12.31	$10.54		$8.62		9.27

Total Return	33.39%	28.27%	18.23%	23.77%		(6.28)%		(20.63)%
Ratios/supplemental data
Net assets, end of year (000)	$146,739	$76,727	$47,106	$38,820		$25,588		27,656
Ratio to average net assets:
Expenses (net of reimbursement)	1.44%	1.50%	1.50%	1.50%	+	1.50%	+	1.50%	+
Net investment income/loss (net of	1.07%	1.13%	1.04%	1.14%	+	0.81%	+	0.51%	+
reimbursement)
Portfolio turnover rate	38.69%	35.72%	45.81%	25.61%		50.00%		35.38%

+

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.77% and the ratio of net investment income to average net assets would have been 0.88% for the year ended October 31, 2003.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57% for the year ended October 31, 2002.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001.

THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2006 through October 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Funds actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value Oct. 31, 2006	Expenses Paid During Period (May 1, 2006 – Oct. 31, 2006)*
AMERICAN OPPORTUNITIES FUND
Actual	$1,000.00	$1,007.78	$6.82
Hypothetical (5% return before expenses)	$1,000.00	$1,008.97	$6.83
INTERNATIONAL FUND
Actual	$1,000.00	$1,005.80	$7.24

Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.28

*Expenses are equal to the Funds annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PORTFOLIO DISCLOSURE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Funds Form N-Q is available on the SECs website at http://www.sec.gov. Copies may also be obtained by visiting the SECs Public Reference Room in Washington, DC (phone 1-800-SEC-0330).

A description of the proxy voting policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and a copy of the Funds voting records on proxies relating to portfolio securities for the latest 12 month period ended June 30 are available without charge upon request by calling the Funds at 1-800-811-0535 and on the SECs website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Lord Asset Management Trust:

In our opinion, the accompanying statements of assets and liabilities, including investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White American Opportunities Fund and Thomas White International Fund (two portfolios constituting Lord Asset Management Trust, hereafter referred to as the Funds) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

December 21, 2006

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2006

II.Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation III.During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
Thomas S. White, Jr.* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 62	Trustee, President	12 years	Chairman of Thomas White International, Ltd.	2
Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 40	Vice President and Secretary	10 years	Analyst and Exec. Vice President of Thomas White International, Ltd.;	2
David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 34	Treasurer	6 years	Treasurer of the Thomas White Funds; Vice President of Thomas White International, Ltd.	2
Nicholas G. Manos* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 80	Trustee	7 years	Attorney (of counsel), Gesas, Pilati & Gesas,	2
Edward E. Mack III 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 60	Trustee	11 years	Retired	2
Elizabeth Montgomery 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 62	Trustee	5 years	Retired	2
John N. Venson 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 56	Trustee	12 years	Doctor of Podiatric Medicine	2

*Mr. Manos is Thomas Whites father-in-law.

The Statement of Additional Information contains additional regarding the Trustees, and is available upon request without charge by calling 1-800-811-0535.

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

and President

Nicholas G. Manos

Trustee

Edward E. Mack III

Trustee

Elizabeth G. Montgomery

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman, CFA

Vice President and Secretary

David Sullivan II

Treasurer and

Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

REGISTERED INDEPENDENT ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE

CONTACT THE FUNDS FAMILY AT 800- 811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM

Thomas White International, Ltd.

440 S. LaSalle Street

Suite 3900

Chicago, Illinois 60605

USA

1-800-811-0535

www.thomaswhite.com

COVER PICTURE

Rio de Janeiro, Brazil

With a population of 6 million versus San Paulos 11 million, Rio de Janeiro may not be

Brazils largest city, but it is certainly the most beautiful. Rio is known worldwide for its spectacular vistas, including Sugarloaf Mountain and the giant statue of Christ with his arms outstretched atop Corcovado Mountain. The rich lifestyle of its citizens (Cariocas) is evident in their rhythmatic samba music, spectacular New Year and Carnival celebrations,

and their beautiful Copacabana and Ipanema beaches. Sadly, hidden behind this idyllic faade is a dangerous world, where violence and kidnapping is a constant threat to business executives.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by the report, Lord Asset Management Trust (“Registrant”) had adopted a code of ethics that applies to the Registrant’s principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions. A copy of the code is filed hereto as an exhibit. There were no amendments to the code during the fiscal year ended October 31, 2005. There were no waivers or implicit waivers from the code granted by the Registrant during the fiscal year ended October 31, 2006.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an “audit committee financial expert” as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds’ Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at Registrant’s expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLC (“PWC”) for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended October 31, 2006 and October 31, 2005 were $41,000 and $28,900, respectively.

(b) Audit Related Fees. The Registrant was not billed any fees by PWC for the last two fiscal years ended October 31, 2006 and October 31, 2005 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c) Tax Fees. The aggregate fees billed for professional services rendered by PWC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended October 31, 2006 and October 31, 2005 were $8,500 and $7,000, respectively.

(d) The Registrant was not billed any fees by PWC for the fiscal years ended October 31, 2006 and October 31, 2005 for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item.

(e) Pre-Approval Policies and Procedures. Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving any and all proposals by the Registrant for the independent auditor to render permissible non-audit services and reviewing and approving the fees and other terms of any such engagement. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by PWC to the Registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the services relate directly to the operations and financial reporting of the Registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.

(f) Less than 50 percent of the hours expended on PWC’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2006 for the Registrant were attributed to work performed by persons other than PWC’s full-time, permanent employees.

(g) PWC did not bill the Registrant for any other non-audit services for the fiscal years ended October 31, 2006 and 2005 for the Funds other than as disclosed above.

No fees were billed by PWC for non-audit services rendered to Thomas White International, Ltd. (“TWI”), the Registrant’s investment adviser, or to entities controlling, controlled by, or under common control with TWI for the fiscal years ended October 31, 2006 and October 31, 2005.

(h) Because PWC has not rendered non-audit services to TWI, the Registrant’s Audit Committee did not have to consider whether the provision of non-audit services that were rendered to TWI and any entity controlling, controlled by, or under common control with TWI that provides ongoing services to the Registrant were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant and were not compatible with maintaining PWC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)    Certifications of chief executive officer and chief financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)          Certifications of chief executive officer and chief financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By:	/s/	Thomas S. White, Jr.	___________

Thomas S. White, Jr.

President (Principal Executive Officer)

Date:	January 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/	Thomas S. White, Jr.___________

Thomas S. White, Jr.

President (Principal Executive Officer)

Date:	January 10, 2007

By:	/s/	David M. Sullivan II___________

David M. Sullivan II

Treasurer (Principal Financial Officer)

Date:	January 10, 2007

EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

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